MERRILL LYNCH
UTILITY INCOME
FUND, INC.








FUND LOGO








Quarterly Report

November 30, 1995





Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A, Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863













This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.





Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH UTILITY INCOME FUND, INC.



DEAR SHAREHOLDER


The pace of US economic activity apparently changed once again during the quarter ended November 30, 1995. During the summer months, there was strong evidence of a slowing economy, a trend that reversed during the third calendar quarter of 1995, when gross domestic product growth rebounded to a 4.2% pace. However, recent economic releases suggest that this rate of expansion was not sustained in October and November.

A number of key measures of economic growth indicate that the economy is losing momentum. Retail sales for November were soft, reflecting continued caution on the part of debt-burdened consumers. Home sales and housing starts both declined in October, despite lower mortgage rates. At the same time, there was an increase in initial unemployment claims, along with weak job and income growth. In response to this slowing in the economy, inflationary pressures continue to be subdued. As a result of these trends, long-term interest rates fell, bond prices rose, and the US stock market reached an all-time high.

The strong stock and bond market rallies suggest that investors are not only anticipating that a lackluster economy will lead the Federal Reserve Board to resume its easing of monetary policy, but also that the Clinton Administration and Congress will reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.


Portfolio Matters
During the quarter ended November 30, 1995, the Fund's performance continued to be driven by its domestic electric utility stock holdings, which currently account for approximately 61% of net assets. The average current yield of the domestic electric stocks in the Fund's portfolio was 6.02% at November 30, 1995. With long-term interest rates hovering around the 6% level, and expected by many economists to decline below 6% in the near term, the utility stocks' yields remain relatively attractive. Moreover, we may see improved stock price performance in this sector as more investors seek yield-oriented and defensive investments. As a result of these factors, and given the diversification of our electric utility equity investments among 37 different companies, we made only minor changes to the Fund's portfolio during the quarter ended November 30, 1995.

We eliminated our position in Texas-based Central & Southwest Corp. because the company aggressively attempted to acquire a regional UK electric distribution company. While the acquisition might have had positive long-term implications for Central & Southwest's future, the near-term outlook would not have been as positive since the company may need large amounts of external financing to complete the transaction.

We once again took a position in Texas Utilities Co. We had eliminated the stock from our portfolio during the February 28, 1995 quarter because of slowing sales and more importantly, the increased risk of a dividend cut. On October 13, 1995, Texas Utilities Co. did reduce its common stock dividend by 35%, but the company's increased financial flexibility coupled with its low industrial customer base led us to again believe the stock is an attractive investment.

We reduced the Fund's investment in the UK power generation sector when we sold a portion of our holdings in National Power PLC (Part
Pay) shares. At the end of the August quarter, the stock was the largest holding in the portfolio, accounting for 4.4% of net assets. We used the strength of the stock early in the November quarter to begin reducing our position. Unfortunately, the stock weakened later in the November quarter because of concerns surrounding the company's proposed acquisition of a UK-based electric distribution utility and its regulatory implications. Nevertheless, we continue to hold a position in National Power for several reasons. The company remains in excellent financial condition, its shares offer an above-industry average dividend yield, and prospects are good for further dividend increases, which historically have been greater than the average US-based electric utility.

During the quarter ended November 30, 1995, we maintained the Fund's exposure to the domestic telecommunications sector at approximately 10% of net assets. Although the average current yield on the Fund's telecommunications stocks was lower than on the electric stocks during the November quarter, this sector provided greater capital appreciation than electric stocks.

There was little change in the percentage of net assets invested in bonds, since we find more compelling investment opportunities in utility common stocks. The Fund holds seven different utility bonds spread across the electric, gas and telecommunications sectors, accounting for just over 16% of net assets. The increasing possibility of deregulation in the electric utility industry has had more of a negative impact on bonds than stocks. Investors are questioning the financial integrity of electric utility companies in a deregulated environment, as well as the possibility of further downgrades in bond ratings. This is especially true in areas where regulators are actively addressing issues such as "stranded investment;" that is, no longer permitting electric utilities to recover the cost of assets. Furthermore, deregulation of the electric industry will create different types of companies-- generation, distribution and transmission--which may place more of the burden on one type rather than the other. This factor would also negatively impact the bond ratings of the electric utility industry.

In Conclusion
Compared to the stock market in general, domestic electric utility stocks outperformed during September and October, but underperformed in November. The underperformance in November is attributed to a slowing in the announcements of mergers/acquisitions, as well as anticipation of regulatory news from key states such as California. However, we believe that if long-term interest rates decline further, domestic electric utility stocks should participate in stock market rallies because the spread between their average dividend yield and that of the 30-year US Treasury bond has narrowed substantially from historic norms.

We continue to maintain a diversified approach to our investments in an effort to limit the risk associated with adverse regulatory actions in any one state. We believe this strategy is of critical importance as the domestic electric utility industry begins the move from a monopoly-based business to a more competitive environment, and investors make adjustments in their holdings accordingly. This transition is likely to take several years, since both Federal and state regulators will be involved in the process. However, we expect that a number of attractive investment opportunities will be created.

We thank you for your investment in Merrill Lynch Utility Income
Fund, Inc., and we look forward to reviewing our future prospects with you in upcoming shareholder reports.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager



December 29, 1995

PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Recent Performance Results" and "Performance Summary" tables on pages 4 and 5. Data for Class A and Class B Shares are presented in the "Average Annual Total Return" table below. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" table below.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended November 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                        +23.88%        +18.93%
Inception (10/29/93)
through 9/30/95                           + 3.22         + 1.05

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                        +22.88%        +18.88%
Inception (10/29/93)
through 9/30/95                           + 2.44         + 0.96

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                           +22.39%        +21.39%

[FN]
 *Maximum contingent deferred sales charge is 1% and is
  reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                      Sales Charge     Sales Charge**

Class D Shares*

Inception (10/21/94)
through 9/30/95                           +23.00%        +18.08%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                                       Net Asset Value          Capital Gains
Period Covered                   Beginning            Ending     Distributed     Dividends Paid*     % Change**
10/29/93--12/31/93                 $10.00             $9.81           --            $0.043             - 1.46%
1994                                 9.81              8.28           --             0.496             -10.59
1/1/95--11/30/95                     8.28              9.70           --             0.451             +23.25
                                                                                    ------
                                                                              Total $0.990

                                                                Cumulative total return as of 11/30/95: +8.59%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                       Net Asset Value          Capital Gains
Period Covered                   Beginning            Ending     Distributed     Dividends Paid*     % Change**
10/29/93--12/31/93                 $10.00             $9.80           --            $0.037             - 1.63%
1994                                 9.80              8.28           --             0.429             -11.19
1/1/95--11/30/95                     8.28              9.70           --             0.388             +22.38
                                                                                    ------
                                                                              Total $0.854

                                                                Cumulative total return as of 11/30/95: +6.93%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                       Net Asset Value          Capital Gains
Period Covered                   Beginning            Ending     Distributed     Dividends Paid*     % Change**
10/21/94--12/31/94                  $8.17             $8.27           --            $0.062             + 1.99%
1/1/95--11/30/95                     8.27              9.69           --             0.390             +22.45
                                                                                    ------
                                                                              Total $0.452

                                                               Cumulative total return as of 11/30/95: +24.88%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                       Net Asset Value          Capital Gains
Period Covered                   Beginning            Ending     Distributed     Dividends Paid*     % Change**
10/21/94--12/31/94                  $8.17             $8.28           --            $0.065             + 2.15%
1/1/95--11/30/95                     8.28              9.71           --             0.430             +23.09
                                                                                    ------
                                                                              Total $0.495

                                                               Cumulative total return as of 11/30/95: +25.74%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.




PERFORMANCE DATA (concluded)


Recent Performance Results*
                                                                                         12 Month      3 Month
                                                       11/30/95    8/31/95    11/30/94   % Change     % Change
ML Utility Income Fund Class A Shares                   $9.70       $9.15       $8.27     +17.29%       +6.01%
ML Utility Income Fund Class B Shares                    9.70        9.15        8.27     +17.29        +6.01
ML Utility Income Fund Class C Shares                    9.69        9.14        8.27     +17.17        +6.02
ML Utility Income Fund Class D Shares                    9.71        9.15        8.28     +17.27        +6.12
ML Utility Income Fund Class A Shares--Total Return                                       +23.89(1)     +7.40(2)
ML Utility Income Fund Class B Shares--Total Return                                       +22.94(3)     +7.26(4)
ML Utility Income Fund Class C Shares--Total Return                                       +22.88(5)     +7.20(6)
ML Utility Income Fund Class D Shares--Total Return                                       +23.57(7)     +7.44(8)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.483 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.124 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.415 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.112 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.419 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.105 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.462 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.118 per share ordinary income dividends.




PORTFOLIO INFORMATION


For the Quarter Ended November 30, 1995

                                                Percent of
Ten Largest Holdings                            Net Assets

Southern Co.                                       4.2%
NYNEX Corp.                                        4.1
GTE Corp.                                          4.0
Allegheny Power System, Inc.                       3.3
Houston Industries, Inc.                           3.3
American Electric Power Company, Inc.              3.2
ENSERCH Corp., 6.375% due 2/01/2004                3.1
Pacific Gas & Electric Co.                         2.6
Public Service Enterprise Group, Inc.              2.5
Tele-Communications, Inc., 9.80%
  due 2/01/2012                                    2.4



Addition
Texas Utilities Co.


Deletion
Central & Southwest Corp.

SCHEDULE OF INVESTMENTS
                             Shares                                                                          Percent of
Industries                    Held                  Stocks                         Cost          Value       Net Assets
Telecommunications           25,000   BellSouth Corp.                          $   644,500     $   971,875         2.0%
                             45,000   GTE Corp.                                  1,510,200       1,918,125         4.0
                             40,000   NYNEX Corp.                                1,527,880       1,985,000         4.1
                                                                               -----------     -----------       ------
                                                                                 3,682,580       4,875,000        10.1


Utilities--Electric          57,500   Allegheny Power System, Inc.               1,293,200       1,595,625         3.3
                             40,900   American Electric Power Company, Inc.      1,519,871       1,538,863         3.2
                             24,000   Baltimore Gas & Electric Co.                 592,328         639,000         1.3
                             36,000   Boston Edison Co.                            936,373       1,003,500         2.1
                              6,000   CILCORP, Inc.                                217,735         246,750         0.5
                             26,000   CINergy Corp.                                673,299         767,000         1.6
                             26,000   Carolina Power & Light Co.                   774,899         854,750         1.8
                             29,100   Consolidated Edison Company of
                                      New York                                     980,888         840,263         1.7
                             20,000   Delmarva Power & Light Co.                   411,288         445,000         0.9
                             18,400   Detroit Edison Co.                           595,472         600,300         1.2
                             20,800   Dominion Resources, Inc.                     980,112         824,200         1.7
                             25,300   Duke Power Co.                             1,101,816       1,135,338         2.4
                             18,100   Entergy Corp.                                466,075         504,537         1.1
                             23,500   FPL Group, Inc.                              919,184       1,019,312         2.1
                             20,500   General Public Utilities Corp.               527,875         648,312         1.3
                             34,800   Houston Industries, Inc.                   1,542,820       1,592,100         3.3
                             10,000   Kansas City Power & Light Co.                228,100         250,000         0.5
                            208,000   National Power PLC (Part Pay)(a)             603,111         547,516         1.1
                             47,500   National Power PLC (Part Pay)(ADR)*(b)       564,775         546,250         1.1
                             23,000   New England Electric System                  766,360         897,000         1.9
                             27,000   New York State Electric & Gas Corp.          780,994         702,000         1.5
                             35,700   Northeast Utilities Co.                      907,836         852,337         1.8
                             11,000   Northern States Power Co.                    479,160         517,000         1.1
                             24,900   Ohio Edison Co.                              559,888         566,475         1.2
                             21,000   Oklahoma Gas & Electric Co.                  757,886         850,500         1.8
                             20,400   PECO Energy Co.                              624,518         591,600         1.2
                             45,000   Pacific Gas & Electric Co.                 1,151,550       1,237,500         2.6
                             34,800   PacifiCorp                                   680,713         682,950         1.4
                            135,000   PowerGen PLC (Part Pay)(c)                   602,638         450,397         0.9
                             20,000   Public Service Company of Colorado           636,200         690,000         1.4
                             40,400   Public Service Enterprise Group, Inc.      1,319,991       1,196,850         2.5
                             42,200   SCEcorp                                      887,436         659,375         1.4
                             88,400   Southern Co.                               1,939,156       2,022,150         4.2
                             25,000   Texas Utilities Co.                          967,125         962,500         2.0
                             26,600   Unicom Corp.                                 785,722         851,200         1.8
                             12,600   Union Electric Co.                           513,993         505,575         1.1
                             20,000   Western Resources Co.                        562,500         662,500         1.4
                             18,400   Wisconsin Energy Corp.                       477,204         542,800         1.1
                                                                               -----------     -----------       ------
                                                                                30,330,091      31,039,325        64.5


                                      Total Stocks                              34,012,671      35,914,325        74.6

SCHEDULE OF INVESTMENTS
                                                                                                             Percent of
Industries              Face Amount            Corporate Bonds                     Cost          Value       Net Assets
Telecommunications       $1,000,000   Southwestern Bell Corp., 7.00% due
                                      7/01/2015                                $ 1,034,480     $ 1,036,480         2.2%
                          1,000,000   Tele-Communications, Inc., 9.80%
                                      due 2/01/2012                              1,263,890       1,172,220         2.4
                          1,000,000   United Telephone of Florida, 6.875%
                                      due 7/15/2013                              1,019,950         996,860         2.1
                                                                               -----------     -----------       ------
                                                                                 3,318,320       3,205,560         6.7


Utilities--Electric       1,000,000   Public Service Company of Colorado,
                                      6.375% due 11/01/2005                        991,300         999,570         2.1


Utilities--Gas            1,500,000   ENSERCH Corp., 6.375% due 2/01/2004        1,491,030       1,477,890         3.1
                          1,000,000   El Paso Natural Gas Co., 7.75% due
                                      1/15/2002                                  1,090,950       1,074,260         2.2
                          1,000,000   Enron Corp., 6.75% due 7/01/2005           1,023,800       1,011,870         2.1
                                                                               -----------     -----------       ------
                                                                                 3,605,780       3,564,020         7.4


                                      Total Corporate Bonds                      7,915,400       7,769,150        16.2


                                            Short-Term Securities


Commercial Paper**        1,777,000   General Electric Capital Corp., 5.90%
                                      due 12/01/1995                             1,777,000       1,777,000         3.7


US Government &           3,000,000   Federal Home Loan Bank, 5.60%
Agency Obligations**                  due 12/04/1995
                                                                                 2,998,600       2,998,600         6.2


                                      Total Short-Term Securities                4,775,600       4,775,600         9.9

Total Investments                                                              $46,703,671      48,459,075       100.7
                                                                               ===========
Liabilities in Excess of Other Assets                                                             (322,737)       (0.7)
                                                                                               -----------       ------
Net Assets                                                                                     $48,136,338       100.0%
                                                                                               ===========       ======


Net Asset                 Class A--Based on net assets of $3,212,777
Value:                             and 331,181 shares outstanding                              $      9.70
                                                                                               ===========
                          Class B--Based on net assets of $41,971,880
                                   and 4,327,888 shares outstanding                            $      9.70
                                                                                               ===========
                          Class C--Based on net assets of $1,992,561
                                   and 205,722 shares outstanding                              $      9.69
                                                                                               ===========
                          Class D--Based on net assets of $959,120
                                   and 98,744 shares outstanding                               $      9.71
                                                                                               ===========



  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Receipts evidence payment by the Fund of 37% of the purchase price of common stock of National Power PLC. The Fund is obligated to pay the remaining 63%, approximately $974,000, during the next two years.
(b)Receipts evidence payment by the Fund of 37% of the purchase price of common stock of National Power PLC (ADR). The Fund is obligated to pay the remaining 63%, approximately $950,000, during the next two years.
(c)Receipts evidence payment by the Fund of 47% of the purchase price of common stock of Power Gen PLC. The Fund is obligated to pay the remaining 53%, approximately $685,000, during the next two years.